Semiannual Report

Maryland
Tax-Free
Funds

August 31, 2002

 T. Rowe Price(registered trademark)

Table of Contents

Highlights                                                    1
Portfolio Managers' Report                                    2
Economy and Interest Rates                                    2
Maryland Market News                                          3
Portfolio Strategies                                          4
Outlook                                                       7
Performance Comparison                                        9
Financial Highlights                                          11
Statement of Net Assets                                       14
Statement of Operations                                       37
Statement of Changes in Net Assets                            38
Notes to Financial Statements                                 39
Trustees and Officers                                         43

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Highlights
--------------------------------------------------------------------------------

o During the six months ended August 31, municipal bonds performed well as interest rates declined and investor demand increased.

o Each of the Maryland tax-free funds generated 6- and 12-month gains that exceeded their respective Lipper peer groups.

o A combination of duration positioning, credit strategies, and the funds' low expense ratios aided comparisons versus the peer group averages.

o The yields offered by tax-exempt securities remain attractive compared with after-tax Treasury yields, and we remain optimistic on the prospects for Maryland municipals.

Performance Comparison

Periods Ended 8/31/02                             6 Months            12 Months

Maryland Tax-Free Money Fund                          0.53%                1.26%
Lipper Other States Tax-Exempt
Money Market Funds Average                            0.47                 1.12
Maryland Short-Term
Tax-Free Bond Fund                                    1.89                 3.95
Lipper Short Municipal
Debt Funds Average                                    1.86                 3.60
Maryland Tax-Free Bond Fund                           4.13                 5.90
Lipper Maryland Municipal
Debt Funds Average                                    3.75                 5.08

Price and Yield

                                  Maryland        Maryland Short-     Maryland
                                  Tax-Free        Term Tax-Free       Tax-Free
Periods Ended 8/31/02             Money Fund      Bond Fund           Bond Fund

Price Per Share                   $1.00           $5.28               $10.82
Dividends Per Share
For 6 months                      0.005            0.08                 0.25
For 12 months                     0.012            0.16                 0.50
Dividend Yield
  (7-Day Simple)*                 0.89%               -                    -
30-Day Dividend Yield *              -             2.74%                4.58%
30-Day Standardized
  Yield to Maturity                  -             1.30                 3.74

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the funds' net asset value at the end of the period.


Portfolio Managers' Report
--------------------------------------------------------------------------------

Maryland municipal bonds continued their solid performance over the past six months, benefiting from declining interest rates, a sluggish economy, minimal inflation, and demand that far outstripped expanding supply. Although falling short-term rates crimped the returns on Maryland money market securities, intermediate- and longer-term bonds benefited from price appreciation and credit strategies that generated stable dividend income. Investors, fleeing the declining stock market, took advantage of the steady results and strong tax-equivalent yields available in the municipal market.


ECONOMY AND INTEREST RATES

At the outset of the six-month period ended August 31, 2002, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage economic growth and a quick turnaround from the weaker economy in 2001.

Maryland Bond Yields
                                  MD Bond            MD 3-Year           1-Year
                                  Index              GO                  Moody's
8/31/01                           4.94                2.85                 2.45
                                  5.15                2.75                 2.20
                                  4.99                2.55                 2.00
11/01                             5.15                2.78                 2.00
                                  5.29                2.88                 1.90
                                  5.17                2.91                 1.65
2/02                              5.13                2.73                 1.55
                                  5.38                3.39                 2.25
                                  5.22                2.86                 1.95
5/02                              5.19                2.70                 1.75
                                  5.12                2.42                 1.50
                                  5.00                2.13                 1.50
8/31/02                           4.92                1.95                 1.45

Source: T. Rowe Price Associates

As the period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused in the summer months. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors stepped up their bond market allocations. Fixed-income securities fared well against this backdrop; both taxable and municipal yields ended the period lower than where they started.

Shorter-term bonds outperformed longer-term issues in both markets. Short municipal yields dropped about 75 basis points (100 basis points equal one percentage point) from already historic lows for the overall period, while long-term municipal yields fell about 15 basis points. The sharp drop in rates at the short end of the yield curve reflected increased expectations of a Fed easing.


MARYLAND MARKET NEWS

Maryland has outperformed the national averages during the current economic slowdown and is expected to emerge earlier and stronger than many other states. Maryland's nonfarm employment increased 2.1% between July 2001 and July 2002, comparing favorably with a national increase of 0.1% over the same period. The state's unemployment rate was 4.2% in July (latest available data), far better than the national unemployment rate of 5.9%. Maryland's general obligation bonds are rated Aaa (Moody's), AAA (Standard & Poor's), and AAA (Fitch), and all three rating agencies carry a stable outlook for the state.

For its fiscal year ended June 30, 2002, Maryland experienced a 3% decline in general fund revenues, primarily in personal income tax collections. Expenditures were controlled, and a portion of the Budget Stabilization Fund was used to offset the revenue decline. As of June 30, 2002, the Budget Stabilization Fund totaled $548 million, about 5.7% of general fund revenues.

Nationwide, 2001 municipal bond issuance narrowly missed setting an all-time record at $286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. In Maryland, a high level of new-issue supply weighed on results at the outset of the fiscal year. However, as the year progressed, the increased municipal issuance was easily absorbed, and strong demand from both individual investors and institutions supported municipal bond prices. Higher-quality bonds posted the best performance, as lower-rated issues were held back by a weaker economy and greater credit risk aversion. Toward the end of the period, long-term yields fell below 5%, which caused many bonds to trade to their shorter call dates and reduced their potential for capital appreciation.


PORTFOLIO STRATEGIES

Maryland Tax-Free Money Fund

The Maryland Tax-Free Money Fund surpassed its peer group average for both the 6- and 12-month periods through August 31, 2002. The fund returned 0.53% and 1.26%, respectively, modestly exceeding the 0.47% and 1.12% returns for the Lipper Other States Tax-Exempt Money Market Funds Average. We were able to outperform the average by overweighting fixed-rate securities with longer maturities, thereby locking in higher yields for longer periods while the overall level of interest rates fell. However, as the six-month period progressed, we shortened the portfolio's average maturity to 48 days, as the yield differential between overnight and one-year maturity municipal securities narrowed to only 15 basis points.

Portfolio Characteristics

Periods Ended                              2/28/02                    8/31/02
--------------------------------------------------------------------------------
Weighted Average Maturity (days)             67                         48

Weighted Average Quality *                First Tier                 First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Top 5 Sectors
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02

General Obligation - Local                              29%                  32%
Educational Revenue                                     17                   17
Housing Finance Revenue                                 15                   14
Life Care/Nursing Home Revenue                           6                    8
Hospital Revenue                                        12                    7

Market expectations of Federal Reserve action have oscillated between rate increases and rate cuts as the mix of economic data has been inconclusive. As a result of these changing market perceptions, rates in the municipal money market moved in a fairly wide range during the past six months. For example, yields on six-month and one-year notes moved as much as 80 basis points during the period. Six-month note yields began the period at 1.35% and ranged as high as 1.90% before ending the period at 1.30%. One-year yields began at 1.55% and fluctuated between 1.40% and 2.25% before ending the period at 1.45%.

Despite the low yields available in our market, municipals continue to compare very favorably with taxable alternatives on an after-tax basis at effective tax rates over 24%. One reason for the persistence of favorable tax relationships is that state and local governments, pinched by the sluggish economy, have increased short-term borrowing by about 30% compared to the prior year. With supply significantly outweighing demand, short-term municipal yields have moved higher to entice a broader group of buyers.

Our short-term outlook is for market uncertainty to persist. However, exceptionally large municipal bond issuance during the third quarter may result in technical factors dominating the municipal money market for the near term, resulting in a continuation of the favorable tax relationships discussed above.

Maryland Short-Term Tax-Free Bond Fund

The Maryland Short-Term Tax-Free Bond Fund outperformed its Lipper peer group averages for both the 6- and 12-month periods ended August 31. Dividends per share in the six-month period totaled $0.08, unchanged from the prior six-month period despite the falling rate environment. The fund's expense ratio remained below the average for its Lipper group, which contributed to our superior relative performance. The portfolio's 30-day dividend yield was 2.74%-equivalent to a 4.22% yield on a taxable fund for investors in the 35% federal tax bracket. Duration and average portfolio maturity were little changed during the period but are considerably shorter than they were a year ago when interest rates were falling. (Duration is a measure of a portfolio's interest rate sensitivity; a fund with a two-year duration should rise or fall 2% in response to a one-percentage-point change in interest rates.)

Portfolio Characteristics

Periods Ended                                        2/28/02          8/31/02

Weighted Average Maturity (years)                    1.6                 1.7
Weighted Average Effective
Duration (years)                                     1.5                 1.5
Weighted Average Quality *                           AA                  AA+

* Based on T. Rowe Price research.

Over the last six months, short-term municipal yields fell sharply without any action by the Federal Reserve; most of the decline occurred in July and August. For example, the yield on three-year municipal bonds was 2.6% at the end of February and just under 2.0% at the end of the reporting period. Stock market weakness appeared to be the primary driver of a spike in demand for short-term municipals, as investors clamored for less volatile investments.

Our first goal was to keep low-yielding cash at a minimum, which at times proved challenging, as investor additions and maturing bonds totaled approximately $50 million during the period. The majority of our new purchases were relatively short-maturity municipals-inside of two years. At the end of the period, the portfolio held 69% of assets in issues maturing in less than two years, significantly more than 51% a year ago. We have allowed the portfolio's holdings to shorten over time, believing there was little incentive to extend or lock in existing rates. We think it's reasonable to keep new purchases short, in the one- to two-year range, in light of the low current interest rate environment.

Top 5 Sectors
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
General Obligation - Local                              24%                  26%
General Obligation - State                               9                   14
Solid Waste Revenue                                     10                   11
Prerefunded Bonds                                       12                   10
Educational Revenue                                     10                    7

Our asset allocation continues to be concentrated in local (26% of assets) and state (14%) general obligation bonds. For example, Montgomery County bonds represent 10.5% of the portfolio. The county is doing very well as most of its revenues are based on property values. Looking forward, however, the state is wary of deficits arising from lower income and capital gains taxes. It has been faced with these pressures before and acted responsibly. We believe it will continue to do so in this economic downturn. Even so, we are on the lookout for issues that will allow us to diversify our credit risk.

Maryland Tax-Free Bond Fund

We are pleased to report good results for the Maryland Tax-Free Bond Fund. Our returns of 4.13% and 5.90% for the 6- and 12-month periods, respectively, exceeded the peer group averages by a sizable margin. Even though interest rates fell sharply, dividends per share were unchanged from the prior six-month period. The portfolio generated income of $0.25 and $0.50, respectively, in the 6- and 12-month periods. Per share appreciation during the past six months totaled $0.18 and represented about two-fifths of total return. The fund's expense ratio remained below its Lipper group average, contributing to relative performance. At the end of August, the 30-day dividend yield was 4.58%-equivalent to a 7.05% yield on a taxable fund for investors in the 35% federal tax bracket.

Portfolio Characteristics
Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                     16.2                 16.0
Weighted Average Effective
Duration (years)                                       6.6                  6.3
Weighted Average Quality *                              AA                   AA
* Based on T. Rowe Price research.

Top 5 Sectors
                                                     Percent of       Percent of
                                                     Net Assets       Net Assets
                                                     2/28/02            8/31/02
--------------------------------------------------------------------------------
Hospital Revenue                                        16%               17%
General Obligation - Local                              11                12
Housing Finance Revenue                                 12                11
Other Revenue                                            7                10
General Obligation - State                               9                 9

Our strategy for the past six months mirrored the interest rate and credit environment. We shortened our maturity and duration posture somewhat in March as long-term rates rose. We concentrated our selling on mature holdings with shorter calls in an effort to reduce reinvestment risk and the portfolio's average maturity. At the end of May, as it became more evident that the economy was languishing, we extended maturity and duration again. In recognition of weaker economic numbers that were pushing interest rates lower, we focused our investments in the 20-year area of the yield curve as the period closed. Although we did not make large changes to our sector weightings, we utilized our in-house credit staff and added various issues to our stable of Maryland health and higher education holdings in an effort to maintain dividend income in the face of falling rates. Several of these issues were among our top performers for the past six months.

From a credit standpoint, the best performance came from highly rated bonds. Our prior emphasis on higher coupon securities paid off as a number of existing positions were refunded to their early call dates, providing a nice one-time boost to the portfolio's net asset value. The average credit quality remained unchanged at AA. As ever, we will diligently monitor the portfolio as we balance risk and reward.


OUTLOOK

We have a balanced long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner.

The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets settle and the economic recovery strengthen before raising short-term interest rates from historically low levels. Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 14, 2002

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds' investment programs.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

MARYLAND TAX-FREE MONEY FUND
                                Lipper            MDM-Line             MDM-Area
3/30/01                         10000                10000                10000
8/01                            10107                10106                10106
8/02                            10222                10233                10233

MARYLAND SHORT-TERM TAX-FREE BOND FUND
                                Lehman              Lipper              MDS-Line
1/29/93                         10000                10000                10000
8/93                            10358                10307                10381
8/94                            10624                10532                10613
8/95                            11347                11032                11204
8/96                            11790                11446                11596
8/97                            12429                11988                12083
8/98                            13148                12576                12681
8/99                            13526                12897                12978
8/00                            14157                13401                13507
8/01                            15277                14240                14438
8/02                            16149                14778                15008

MARYLAND TAX-FREE BOND FUND
                               Lehman              Lipper              MDB-Line
8/92                            10000                10000                10000
8/93                            11220                11225                11316
8/94                            11236                11138                11260
8/95                            12232                11994                12152
8/96                            12873                12519                12786
8/97                            14063                13537                13864
8/98                            15279                14594                15033
8/99                            15356                14506                14960
8/00                            16396                15245                15876
8/01                            18067                16681                17499
8/02                            18418                17582                18532

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                   Since            Inception
Periods Ended     1 Year     5 Years    10 Years   Inception        Date
8/31/02

Maryland Tax-Free
  Money Fund          1.26%       --          --          1.63%    3/30/01
Maryland Short-Term
 Tax-Free Bond Fund   3.95      4.43%         --          4.33     1/29/93
Maryland Tax-Free
  Bond Fund           5.90      5.98        6.36%         --       3/31/87

Investment return represents past performance and will vary. Shares of the bond funds may be worth more at less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Fund.


T. Rowe Price Maryland Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period

                                                  6 Months              3/30/01
                                                     Ended              Through
                                                   8/31/02              2/28/02
NET ASSET VALUE
Beginning of period                        $         1.000      $         1.000
Investment activities
  Net investment income (loss)                       0.005*               0.018*
Distributions
  Net investment income                             (0.005)              (0.018)

NET ASSET VALUE
End of period                              $         1.000      $         1.000

Ratios/Supplemental Data
Total return^                                        0.53%*               1.78%*
Ratio of total expenses to
average net assets                                 0.55%*!              0.55%*!
Ratio of net investment
income (loss) to average
net assets                                         1.04%*!              1.72%*!
Net assets, end of period
(in thousands)                             $        58,283      $        43,291



^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.
!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE
Beginning of
  period       $   5.26   $   5.17   $   5.04   $   5.17   $   5.14   $   5.11
Investment activities
  Net investment
  income (loss)    0.08       0.18       0.20*      0.19*      0.19*      0.20*
  Net realized and
  unrealized gain
  (loss)           0.02       0.09       0.13      (0.13)      0.03       0.03
  Total from
  investment
  activities       0.10       0.27       0.33       0.06       0.22       0.23
Distributions
  Net investment
  income          (0.08)     (0.18)     (0.20)     (0.19)     (0.19)     (0.20)

NET ASSET VALUE
End of period  $   5.28   $   5.26   $   5.17   $   5.04   $   5.17   $   5.14
               --------   --------   --------   --------   --------   --------

Ratios/Supplemental Data
Total return^      1.89%      5.32%      6.60%*     1.16%*     4.46%*     4.56%*
Ratio of total
expenses to average
net assets        0.55%!      0.59%      0.60%*     0.60%*     0.62%*     0.65%*
Ratio of net
investment
income (loss)
to average net
assets            2.92%!      3.45%      3.85%*     3.70%*     3.80%*     3.89%*
Portfolio turnover
rate              33.2%!      23.8%      29.2%      41.4%      46.4%      60.4%
Net assets, end
of period
(in thousands) $191,778   $158,145   $117,477   $124,135   $122,552   $109,424

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 6/30/98, and a 0.60% voluntary expense limitation in effect through 2/28/03.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE
Beginning of
period         $  10.64   $  10.48   $   9.87   $  10.73   $1 0.67    $  10.35
Investment activities
  Net investment
  income (loss)    0.25       0.52       0.53       0.53       0.54       0.55
  Net realized and
  unrealized gain
  (loss)           0.18       0.15       0.61      (0.85)      0.06       0.32
  Total from
  investment
  activities       0.43       0.67       1.14      (0.32)      0.60       0.87
Distributions
  Net investment
  income          (0.25)     (0.51)     (0.53)     (0.53)     (0.54)     (0.55)
  Net realized
  gain             --         --         --        (0.01)      --         --
  Total
  distributions   (0.25)     (0.51)     (0.53)     (0.54)     (0.54)     (0.55)

NET ASSET VALUE
End of period  $  10.82   $  10.64   $  10.48   $   9.87   $  10.73   $  10.67

Ratios/Supplemental Data

Total return^      4.13%      6.56%     11.87%     (2.98)%     5.80%      8.68%
Ratio of total
expenses to
average
net assets     0.49%!         0.49%      0.49%      0.51%      0.51%      0.51%
Ratio of net
investment income
(loss)to average
net assets     4.69%!         4.87%      5.24%      5.23%      5.10%      5.31%
Portfolio
turnover rate  25.1%!         18.5%      19.3%      29.2%      15.4%      19.2%
Net assets,
end of period
(in millions)  $  1,320   $  1,229   $  1,110   $    979   $  1,063   $    926

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.




T. Rowe Price Maryland Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002

Statement of Net Assets                                Par                Value
                                                             In thousands
MARYLAND  96.9%
Anne Arundel County, GO
  4.125%, 9/1/02                           $           100      $           100
  4.50%, 2/1/03                                        125                  126
  4.50%, 5/15/03                                       200                  204
  5.00%, 2/15/03                                       150                  152
  TECP, 1.60%, 11/7/02                               1,000                1,000
Baltimore City
  4.50%, 7/1/03 (FGIC Insured)                         100                  102
  6.50%, 10/15/12
  (Prerefunded 10/15/02!)                              600                  604
Baltimore County
  Sheppard & Enoch Pratt Foundation
  VRDN (Currently 1.60%)                               300                  300
Baltimore County, GO
  TECP, 1.30%, 11/4/02                               1,000                1,000
  VRDN (Currently 1.45%)                               500                  500
Baltimore County Mortgage
  Spring Hill Apartments
  VRDN (Currently 1.40%)
  (GNMA Guaranteed)                                  2,290                2,290
Baltimore IDA, GO, VRDN (Currently 1.40%)            3,300                3,300
Carroll County, GO
  4.10%, 12/1/02                                        50                   50
  4.125%, 12/1/02                                       70                   71
  Airport Improvement,
  3.25%, 11/1/02 (triangle)                            110                  110
  Consolidated Public Improvement,
  3.25%, 11/1/02                                       770                  772
Frederick County
  Sheppard & Enoch Pratt Foundation
  VRDN (Currently 1.40%)                               300                  300
Frederick County, GO
  VRDN (Currently 1.35%)                             2,725                2,725
Frederick County EFA
  Hood College, VRDN (Currently 1.35%)               1,500                1,500
  Mount St. Marys College
  VRDN (Currently 1.35%)                               950                  950
Gaithersburg, Asbury Solomons
  VRDN (Currently 1.40%) (MBIA Insured)              1,300                1,300
Harford County, GO, 5.70%, 9/1/07
  (Prerefunded 9/1/02!)                                 25                   26
Howard County
  Consolidated Public Improvement
  6.00%, 5/15/13
  (Prerefunded 5/15/03!)                               750                  774
Howard County, GO
  5.00%, 8/15/03                                        25                   26
  TECP, 1.30%, 9/6/02                                2,000                2,000
Maryland, GO
  State & Local Fac.
  4.30%, 7/15/03                                     1,000                1,026
  4.50%, 10/15/02                                       45                   45
  5.00%, 3/1/03                                        425                  432
  Capital Improvement, 4.90%, 4/15/03                  250                  256
Maryland CDA
  Housing & Community Resident
  1.65%, 12/19/02 (triangle)                         1,000                1,000
  New Waters Tower Dev. Corp.
  VRDN (Currently 1.45%) (triangle)                  1,900                1,900
  Parklane Apartments
  VRDN (Currently 1.50%) (triangle)                  2,500                2,500
Maryland DOT
  4.25%, 12/15/02                                      500                  504
  5.00%, 9/1/02                                      1,255                1,255
  5.00%, 9/1/03                                        100                  103
Maryland Economic Dev. Corp.
  Bindagraphics, VRDN (Currently 1.50%) (triangle)   1,000                1,000
  Chesapeake Bay Foundation
  VRDN (Currently 1.35%)                               200                  200
Maryland HHEFA
  Catholic Health Initiatives
  VRDN (Currently 1.45%)                             1,600                1,600
  Charlestown Community
  VRDN (Currently 1.35%)                             2,200                2,200
  Collington Episcopal Church
  VRDN (Currently 1.40%)                             1,175                1,175
  Easton Memorial Hosp.
  3.75%, 7/1/03 (MBIA Insured)                         200                  204
  Johns Hopkins Univ.
  TECP, 1.30 - 1.40%, 9/9 - 10/17/02                 2,685                2,685
  Trinity School
  VRDN (Currently 1.35%)                             1,300                1,300
  Univ. of Maryland Medical System
  VRDN (Currently 1.40%)                             1,950                1,950
Maryland Ind. Dev. Fin. Auth.
  Calvert School, VRDN (Currently 1.40%)             2,500                2,500
  National Aquarium in Baltimore
  VRDN (Currently 1.40%)                             1,000                1,000
Maryland Water Quality Fin. Admin.,
  5.70%, 9/1/02                                        100                  100
Montgomery County
  Bethesda Parking Lot Dist.
  3.00%, 6/1/03 (FGIC Insured)                       1,000                1,009
Montgomery County, GO
  4.00%, 5/1/03                                        260                  264
  5.50%, 10/1/02                                       300                  301
  5.80%, 10/1/02                                       900                  902
  7.00%, 5/1/03                                         95                   98
  TECP, 1.25%, 10/7/02                               2,000                2,000
Montgomery County Economic Dev. Auth.
  Howard Hughes Medical Fac.
  VRDN (Currently 1.38%)                             2,000                2,000
Montgomery County Housing Commission
  Oakwood Housing
  VRDN (Currently 1.40%)                               600                  600
Prince Georges County, GO
  3.75%, 11/1/02 (MBIA Insured)                        585                  587
  4.00%, 5/15/03                                     1,000                1,015
  4.90%, 10/1/02                                       500                  501
  6.50%, 3/15/03                                       200                  205
Univ. of Maryland
  Auxiliary Fac. & Tuition
  3.00%, 4/1/03                                        660                  666
  4.125%, 10/1/02                                      135                  135
  4.30%, 10/1/02                                        50                   50
Washington Suburban Sanitary Dist., GO
  VRDN (Currently 1.35%)                               400                  400
  4.00%, 6/1/03                                         30                   30
  4.60%, 12/1/02                                       250                  252
  Sewage Disposal, 4.125%, 6/1/03                      210                  214
Total Maryland (Cost  $56,446)                                           56,446

GUAM  2.6%
Guam Power Auth.
  6.30%, 10/1/12
  Prerefunded 10/1/02!)                                500                  512
  6.375%, 10/1/08
  Prerefunded 10/1/02!)                              1,000                1,024
Total Guam (Cost  $1,536)                                                 1,536

                                                                Value
                                                          In Thousands

Total Investments in Securities
99.5% of Net Assets (Cost $57,982)                          $   57,982

Other Assets Less Liabilities                                      301

NET ASSETS                                                     $58,283

Net Assets Consist of:
Undistributed net investment income (loss)                 $        5
Paid-in-capital applicable to
58,283,500 shares of no par
value capital stock outstanding;
unlimited shares authorized                                    58,278

NET ASSETS                                                 $   58,283

NET ASSET VALUE PER SHARE                                  $     1.00

   (triangle)        Interest subject to alternative minimum tax
   !                 Used in determining portfolio maturity
   CDA               Community Development Administration
   DOT               Department of Transportation
   EFA               Educational Facility Authority
   FGIC              Financial Guaranty Insurance Company
   GNMA              Government National Mortgage Association
   GO                General Obligation
   HHEFA             Health & Higher Educational Facility Authority
   IDA               Industrial Development Authority/Agency
   MBIA              Municipal Bond Investors Assurance Corp.
   TECP              Tax-Exempt Commercial Paper
   VRDN              Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002

Statement of Net Assets                                Par                Value
                                                            In thousands
MARYLAND  94.7%
Anne Arundel County, GO
  5.00%, 2/15/03                           $         1,820      $         1,851
  5.00%, 3/15/03 (triangle)                          1,345                1,371
  5.00%, 2/15/04                                     1,480                1,554
  5.00%, 3/1/07                                        525                  577
  5.75%, 2/1/04 (triangle)                             350                  370
  6.00%, 2/1/03 (triangle)                             325                  331
Allegany County PCR
  Meadwestvaco Corp., 5.90%, 7/1/04                  1,000                1,034
Baltimore City
  4.00%, 8/1/05                                      3,195                3,378
  5.50%, 6/1/04                                      1,000                1,068
  5.50%, 8/1/04                                      1,000                1,075
  COP, 5.25%, 4/1/04 (MBIA Insured)                  2,160                2,284
  COP, 5.25%, 4/1/05 (MBIA Insured)                  1,275                1,381
  GO, 7.375%, 10/15/03 (FGIC Insured)                2,200                2,348
Baltimore County Economic Dev.
  Maryvale Preparatory School
  6.50%, 5/1/08                                        895                  899
Baltimore County Metropolitan Dist.
  GO, 5.50%, 4/1/03                                     40                   41
Frederick County
  4.40%, 12/1/02                                       135                  136
  5.30%, 9/1/03                                      1,455                1,489
  Sheppard & Enoch Pratt Foundation
  VRDN (Currently 1.40%)                               600                  600
Frederick County, GO
  VRDN (Currently 1.35%)                             1,000                1,000
  5.00%, 7/1/04                                      2,505                2,659
  5.00%, 12/1/04                                     1,645                1,769
Howard County
  5.40%, 2/15/13 (Prerefunded 2/15/04!)                500                  533
  5.50%, 2/1/07 (Prerefunded 2/1/03!)                  500                  516
Howard County, GO
  5.00%, 8/15/03                                       500                  518
  5.60%, 2/15/15 (Prerefunded 2/15/03!)              2,000                2,059
  5.60%, 2/15/12 (Prerefunded 2/15/03!)                200                  206
  6.00%, 8/15/03                                       750                  783
Maryland CDA, 1.60%, 12/19/02                        1,750                1,751
Maryland DOT
  5.00%, 9/1/02                                      1,000                1,000
  5.00%, 9/1/03                                      3,795                3,932
  5.00%, 10/15/03 (triangle)                         2,700                2,805
  5.00%, 9/1/04                                      5,000                5,331
  5.00%, 10/15/05 (triangle)                         1,135                1,229
Maryland Economic Dev. Corp.
  Associated Jewish Charities
  5.25%, 7/15/03                                       320                  327
  5.50%, 7/15/04                                       340                  356
  5.50%, 7/15/05                                       360                  382
  5.50%, 7/15/06                                       380                  405
  5.50%, 7/15/07                                       400                  425
  Univ. Village at Sheppard Pratt
  4.40%, 7/1/05 (ACA Insured)                          250                  262
  4.55%, 7/1/06 (ACA Insured)                          250                  263
   Waste Management, 4.65%, 4/1/04 (triangle)        1,200                1,211
Maryland Energy Fin. Admin., Baltimore Wastewater
  5.75%, 12/1/04 (triangle)                          2,570                2,754
Maryland, GO
  State and Local Fac.
  4.00%, 2/1/04                                      5,000                5,175
  4.85%, 10/15/02                                      500                  502
  4.90%, 4/15/03                                       500                  511
  5.00%, 10/15/02                                      930                  935
  5.00%, 7/15/03                                     1,000                1,032
  5.00%, 7/15/04                                     5,975                6,354
  5.00%, 2/1/05                                      3,000                3,218
  5.00%, 2/1/06                                      2,600                2,831
  5.20%, 3/15/04                                     2,500                2,640
  5.25%, 3/1/05                                      2,500                2,702
Maryland HHEFA
  Board of Child Care
  4.50%, 7/1/03                                      1,135                1,160
  5.00%, 7/1/04                                      1,000                1,052
  5.00%, 7/1/05                                      1,010                1,077
  Broadmead, 4.90%, 7/1/04                             250                  261
  Charity Obligation Group
  4.60%, 11/1/03 (Prerefunded 11/1/03!)                995                1,030
  Easton Memorial Hosp.
  5.00%, 7/1/03 (MBIA Insured)                         390                  402
  5.00%, 7/1/04 (MBIA Insured)                         410                  435
  5.00%, 7/1/05 (MBIA Insured)                         430                  466
  Greater Baltimore Medical Center
  VRDN (Currently 1.30%)                             1,250                1,250
  Johns Hopkins Univ.
  5.75%, 7/1/03                                      5,435                5,634
  6.00%, 7/1/07                                      1,000                1,150
  Kennedy Krieger Institute
  6.00%, 7/1/03                                        380                  393
  6.00%, 7/1/04                                        405                  433
  6.00%, 7/1/05                                        430                  469
  Loyola College
  VRDN (Currently 1.40%) (MBIA Insured)                500                  500
   Pooled Loan Program, VRDN (Currently 1.30%)       1,100                1,100
   Sinai Hosp., 5.10%, 7/1/03 (AMBAC Insured)        1,360                1,402
   Univ. of Maryland Medical System
  5.00%, 7/1/03                                        860                  882
  5.00%, 7/1/04                                      1,000                1,052
  5.00%, 7/1/05                                      1,020                1,087
  6.00%, 7/1/03                                        200                  207
  6.00%, 7/1/05                                        200                  218
Maryland Ind. Dev. Fin. Auth.
  Sheppard & Enoch Pratt Foundation
  4.90%, 1/2/03                                      1,875                1,890
Maryland National Capital Park &
  Planning Commission, GO
  Prince Georges County, 6.25%, 1/15/07              1,250                1,435
Maryland Transportation Auth.
  5.50%, 7/1/03                                      1,000                1,034
  Baltimore/Washington Int'l. Airport
  5.60%, 7/1/03 (FGIC Insured)                       2,250                2,328
Montgomery County
  5.50%, 4/1/16 (Prerefunded 4/1/06!)                3,000                3,384
  COP, 4.00%, 6/1/04                                 3,000                3,125
Montgomery County, GO
  4.00%, 2/1/03                                      2,000                2,023
  4.75%, 2/1/05                                      1,320                1,408
  5.00%, 2/1/03                                      2,100                2,133
  5.10%, 4/1/04                                        380                  401
  5.25%, 1/1/04                                      2,575                2,703
  5.375%, 1/1/07                                       250                  279
  5.375%, 5/1/11 (Prerefunded 5/1/07!)                 500                  568
  5.50%, 7/1/03                                      2,305                2,386
  5.50%, 4/1/13 (Prerefunded 4/1/06!)                2,400                2,707
  5.60%, 7/1/04                                      4,000                4,292
  5.70%, 7/1/05                                        965                1,064
  6.30%, 4/1/04                                        950                1,020
Montgomery County Parking
  Bethesda Parking Lot Dist.
  3.00%, 6/1/03 (FGIC Insured)                       1,125                1,140
  Silver Spring Parking Lot Dist.
  3.00%, 6/1/03 (FGIC Insured)                       1,950                1,975
Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources Fac.
  5.70%, 7/1/03 (triangle)                           4,260                4,399
  5.80%, 7/1/04 (triangle)                             900                  961
  5.80%, 7/1/04 (MBIA Insured) (triangle)            2,875                3,086
  5.90%, 7/1/05 (triangle)                           2,250                2,461
  Southwest Resources Recovery Fac.
  7.10%, 1/1/03 (MBIA Insured)                       5,130                5,228
  7.15%, 1/1/04 (MBIA Insured)                       2,800                3,005
Prince George's County, COP
  4.50%, 6/15/03 (MBIA Insured)                      2,000                2,049
Prince George's County, GO
  5.00%, 10/1/03                                       100                  104
  5.00%, 5/15/04                                     5,000                5,291
Prince George's County IDA, PCR
  Int'l. Paper, 3.15%, 7/15/03                       1,100                1,111
Univ. of Maryland
  5.00%, 4/1/04                                      2,000                2,109
  5.00%, 4/1/05                                      3,325                3,579
  5.50%, 4/1/11 (Prerefunded 4/1/03!)                1,250                1,306
  5.50%, 4/1/10 (Prerefunded 4/1/03!)                1,000                1,044
  6.40%, 4/1/06 (Prerefunded 10/1/02!)                 500                  512
Washington Suburban Sanitary Dist.
  6.10%, 6/1/07 (Prerefunded 6/1/04!)                  500                  539
  6.60%, 6/1/15 (Prerefunded 6/1/04!)                1,000                1,087
Washington Suburban Sanitary Dist., GO
  4.00%, 6/1/04                                        350                  365
  4.125%, 6/1/03                                     1,000                1,021
  4.75%, 12/1/03                                       100                  104
  5.00%, 6/1/07                                        885                  978
  6.25%, 6/1/08 (Prerefunded 6/1/04!)                1,000                1,081
Worcester County, GO, 5.10%, 8/1/04                  1,000                1,067
Total Maryland (Cost  $177,321)                                         181,605

PUERTO RICO  4.5%
Children's Trust Fund, Tobacco Industry,
  4.90%, 7/1/05                                        585                  611
Puerto Rico Electric Power Auth.,
  4.00%, 7/1/05                                      3,760                3,952
Puerto Rico Ind., Medical & Environmental
IDRB, PCR, Intel Corp.
  4.25%, 9/1/03                                      1,500                1,527
Puerto Rico Telephone Auth.
  5.45%, 1/16/15 (MBIA Insured)
  (Prerefunded 1/1/03!)                              2,400                2,468
Total Puerto Rico (Cost  $8,407)                                          8,558

                                                                Value
                                                           In Thousands
Total Investments in Securities
99.2% of Net Assets (Cost $185,728)                        $  190,163

Other Assets Less Liabilities                                   1,615

NET ASSETS                                                 $  191,778

Net Assets Consist of:
Undistributed net investment income (loss)                 $        2
Undistributed net realized gain (loss)                            (72)
Net unrealized gain (loss)                                      4,435
Paid-in-capital applicable to
36,339,394 no par value shares of
beneficial interest outstanding;
unlimited number of shares authorized                         187,413

NET ASSETS                                                 $  191,778

NET ASSET VALUE PER SHARE                                  $     5.28


   (triangle)        Interest subject to alternative minimum tax
   !                 Used in determining portfolio maturity
   ACA               American Capital Access Financial Guaranty Corp.
   AMBAC             AMBAC Indemnity Corp.
   CDA               Community Development Administration
   COP               Certificates of Participation
   DOT               Department of Transportation
   FGIC              Financial Guaranty Insurance Company
   GO                General Obligation
   HHEFA             Health & Higher Educational Facility Authority
   IDA               Industrial Development Authority/Agency
   IDRB              Industrial Development Revenue Bond
   MBIA              Municipal Bond Investors Assurance Corp.
   PCR               Pollution Control Revenue
   VRDN              Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002

Statement of Net Assets                                Par                Value
                                                             In thousands

MARYLAND  95.2%
Anne Arundel County
  Farmington Village, 6.25%, 6/1/25        $         4,198      $         4,234
  National Business Park, 7.375%, 7/1/28             3,500                3,779
Anne Arundel County, GO
  Consolidated Public Improvement
  6.30%, 8/1/16 (Prerefunded 8/1/05!)                  775                  877
  6.30%, 8/1/19 (Prerefunded 8/1/05!)                  725                  820
  6.30%, 8/1/20 (Prerefunded 8/1/05!)                  705                  797
  6.30%, 8/1/21 (Prerefunded 8/1/05!)                  790                  894
  Water & Sewer
  6.30%, 8/1/22 (Prerefunded 8/1/05!)                  450                  509
  6.30%, 8/1/24 (Prerefunded 8/1/05!)                  720                  814
Baltimore City
  Board of Ed. Administration, COP
  5.00%, 4/1/14 (MBIA Insured)                       3,635                3,918
  5.00%, 4/1/16 (MBIA Insured)                       3,825                4,060
  5.25%, 4/1/06 (MBIA Insured)                       2,000                2,198
  Convention Center, 6.00%, 9/1/17 (FGIC Insured)
  (Prerefunded 9/1/04!)                              5,200                5,651
  Parking Revenue
  5.25%, 7/1/21 (FGIC Insured)                       2,000                2,171
  6.00%, 7/1/14 (FGIC Insured)                       5,155                6,173
  6.00%, 7/1/15 (FGIC Insured)                       5,460                6,548
  6.00%, 7/1/16 (FGIC Insured)                       5,785                6,943
  6.00%, 7/1/17 (FGIC Insured)                       6,135                7,360
  6.00%, 7/1/18 (FGIC Insured)                       6,505                7,765
  Port Fac. PCR, Dupont de Nemours
  6.50%, 10/1/11                                    10,900               11,272
  Tindeco Wharf Apartments
  6.60%, 12/20/24 (GNMA Guaranteed)                  1,000                1,024
  Wastewater Project
  5.60%, 7/1/13 (MBIA Insured)                       7,100                8,084
  5.625%, 7/1/30 (FSA Insured)
  (Prerefunded 7/1/10!)                              5,000                5,741
  Water Revenue
  5.60%, 7/1/13 (MBIA Insured)                      12,200               13,890
  5.65%, 7/1/20 (MBIA Insured)                       2,000                2,240
  5.80%, 7/1/15 (FGIC Insured)
  (Prerefunded 7/1/12!)                              3,350                3,864
  6.00%, 7/1/15 (FGIC Insured)                       6,250                7,495
  6.00%, 7/1/16 (FSA Insured)
  (Prerefunded 7/1/10!)                              1,230                1,444
  6.00%, 7/1/19 (FSA Insured)
  (Prerefunded 7/1/10!)                                750                  880
  6.00%, 7/1/20 (FSA Insured)
  (Prerefunded 7/1/10!)                                990                1,162
  6.00%, 7/1/21 (FSA Insured)
  (Prerefunded 7/1/10!)                              1,650                1,937
Baltimore City, GO
  Zero Coupon, 10/15/06 (FGIC Insured)               3,100                2,687
  Zero Coupon, 10/15/08 (FGIC Insured)               1,785                1,345
  Zero Coupon, 10/15/09 (FGIC Insured)               2,170                1,564
  Zero Coupon, 10/15/11 (FGIC Insured)               3,525                2,243
  5.50%, 10/15/16 (FGIC Insured)                       875                1,006
  7.00%, 10/15/07 (MBIA Insured)                       500                  602
  7.00%, 10/15/08 (MBIA Insured)                     5,190                6,341
  7.50%, 10/15/09 (FGIC Insured)                     2,635                3,339
Baltimore County, North Brooke Apartments
  6.35%, 1/20/21 (GNMA Guaranteed)                   3,000                3,139
Baltimore County Economic Dev.
   Maryvale Preparatory School, 6.50%, 5/1/11          600                  584
Baltimore County, GO
  VRDN (Currently 1.45%)                             3,020                3,020
  5.00%, 8/1/15                                      1,200                1,300
  5.00%, 8/1/16                                        900                  967
  5.00%, 6/1/19                                      1,960                2,058
  5.00%, 8/1/32                                      1,000                1,013
  5.25%, 8/1/19                                      6,725                7,219
  Pension Funding
  5.125%, 8/1/14                                     4,300                4,622
  5.125%, 8/1/15                                     4,195                4,480
Baltimore County PCR, TECP
   Baltimore Gas & Electric Co.,
  1.50%, 9/12/02                                     7,200                7,200
Calvert County PCR, Baltimore Gas and Electric
  5.55%, 7/15/14                           $         5,650      $         5,890
Carroll County, Copper Ridge
  7.75%, 1/1/18 (Prerefunded 1/1/03!)                3,000                3,121
Carroll County, GO
   Consolidated Public Improvement
  5.50%, 12/1/16                                     1,130                1,243
  5.50%, 12/1/18                                     1,000                1,088
  5.50%, 12/1/19                                     1,000                1,081
  5.625%, 10/1/20                                    1,900                2,027
Charles County
  Holly Station, 6.45%, 5/1/26                       1,780                1,873
  New Forest Apartments, 6.10%, 11/1/28              5,000                5,285
Damascus Gardens Dev. Corp.
  7.375%, 8/15/17 (Escrowed to Maturity)             3,405                4,257
Frederick City, GO
  6.125%, 12/1/09 (FGIC Insured)
  (Prerefunded 12/1/02!)                             1,840                1,899
Frederick County
  Buckingham's Choice, 5.90%, 1/1/17                 1,855                1,691
Frederick County, GO
  Public Fac.
  5.00%, 12/1/09                                     1,000                1,116
  5.00%, 12/1/10                                     2,855                3,179
  5.00%, 12/1/12                                     2,895                3,193
  5.25%, 7/1/13                                      2,080                2,336
  5.25%, 7/1/15                                        925                1,003
  5.25%, 7/1/16                                      2,475                2,770
  5.25%, 12/1/20                                     1,990                2,114
  5.75%, 7/1/19                                      6,430                7,061
Gaithersburg Hosp. Fac.,
Shady Grove Adventist Hosp.
  6.50%, 9/1/12 (FSA Insured)                        5,000                6,115
Howard County
  6.00%, 2/15/21                                     3,110                3,362
Howard County, GO
  COP, 8.15%, 2/15/20                                  460                  634
  Consolidated Public Improvement
  5.00%, 2/15/07                                       750                  825
  5.00%, 8/15/10                                     5,000                5,554
  TECP, 1.30%, 9/6/02                                5,000                5,000
Maryland, GO
  State & Local Fac.
  5.125%, 8/1/05                                     4,000                4,357
  5.25%, 3/1/05                                      3,000                3,243
  5.25%, 3/1/06                                      3,830                4,209
  5.25%, 7/15/13                                    18,900               20,669
  5.25%, 7/15/14                                    10,045               10,977
  5.50%, 3/1/10                                     10,000               11,388
  5.50%, 3/1/13                                      1,000                1,148
  5.50%, 7/15/15                                     5,000                5,776
  5.70%, 3/15/10                                     5,000                5,523
  5.75%, 8/1/14                                     17,650               20,154
  5.75%, 8/1/15                                     20,590               23,405
Maryland CDA
  Multi-family
  5.70%, 7/1/17 (triangle)                           2,875                3,023
  5.85%, 7/1/27 (triangle)                           7,000                7,299
  5.875%, 7/1/16                                     3,445                3,672
  6.20%, 7/1/23 (triangle)                           3,885                4,050
  Single Family
  5.40%, 4/1/11                                      1,000                1,068
  5.50%, 9/1/22 (triangle)                           4,230                4,378
  5.60%, 9/1/28 (triangle)                           3,000                3,104
  5.80%, 9/1/32 (triangle)                           3,755                3,921
  5.85%, 9/1/21 (triangle)                           5,000                5,264
  5.875%, 9/1/25 (triangle)                          5,000                5,222
  5.95%, 4/1/16                                        900                  956
  5.95%, 9/1/29 (triangle)                          26,475               27,786
  6.00%, 4/1/17                                      2,500                2,563
  6.125%, 9/1/20 (triangle)                          5,160                5,498
  6.45%, 4/1/14                                      1,000                1,031
  6.75%, 4/1/26 (triangle)                           7,730                7,962
  6.80%, 4/1/24 (triangle)                             925                  951
  7.00%, 4/1/14                                      2,720                2,814
  7.05%, 4/1/17                                      4,750                4,914
  7.25%, 4/1/19 (triangle)                           1,500                1,550
  VDRN (Currently 1.45%) (triangle)                  2,875                2,875
Maryland DOT
  5.00%, 12/15/06                                    2,020                2,232
  5.00%, 12/15/07                                    2,000                2,223
Maryland Economic Dev.
  Anne Arundel County Golf Course Systems
  8.25%, 6/1/28                                      4,050                4,049
  Associated Jewish Charities,
  5.67%, 7/15/29                                    16,645               16,109
  Federation of American Societies
  VRDN (Currently 1.80%)                               600                  600
  Morgan State Univ.
  6.00%, 7/1/22                                      2,250                2,306
  6.00%, 7/1/34                                      9,580                9,739
  Univ. Village at Sheppard Pratt
  6.00%, 7/1/33 (ACA Insured)                        4,000                4,174
  Waste Management,
  4.65%, 4/1/04 (triangle)                           2,000                2,017
Maryland Energy Fin. Admin.
  Wheelabrator Technologies
  6.30%, 12/1/10 (triangle)                          6,145                6,675
  6.45%, 12/1/16 (triangle)                          2,600                2,784
Maryland HHEFA
  Board of Child Care
  5.375%, 7/1/32                                     3,975                4,023
  5.625%, 7/1/20                                     1,000                1,047
  Bradford Oaks Nursing and Rehabilitation Center
  6.375%, 1/1/19                                     1,500                1,418
  6.375%, 1/1/27                                     2,085                1,884
  Carroll County General Hosp.
  5.80%, 7/1/32                                      5,055                5,127
  6.00%, 7/1/16                                        670                  729
  6.00%, 7/1/17                                        300                  324
  6.00%, 7/1/21                                      1,100                1,154
  6.00%, 7/1/26                                      1,000                1,033
  6.00%, 7/1/37                                     13,250               13,645
  Catholic Health Initiatives,
  6.00%, 12/1/20                                     3,400                3,660
  Chesapeake Hosp.,
  5.375%, 1/1/28 (FSA Insured)                       2,250                2,312
  Collington Episcopal Hosp.
  6.75%, 4/1/20                                      1,000                1,028
  6.75%, 4/1/23                                      5,800                5,897
  Doctor's Community Hosp.
  5.50%, 7/1/24                                      7,495                6,859
  5.75%, 7/1/13                                      3,580                3,591
  Francis Scott Key Medical Center
  5.00%, 7/1/18 (FGIC Insured)                       4,880                4,962
  Frederick Memorial Hosp.
  5.00%, 7/1/23 (FGIC Insured)                       4,000                4,016
  5.125%, 7/1/35                                    25,000               24,508
  Good Samaritan Hosp.
  5.60%, 7/1/06 (Escrowed to Maturity)               1,545                1,729
  5.60%, 7/1/07 (Escrowed to Maturity)               1,875                2,121
  5.75%, 7/1/13 (Escrowed to Maturity)               2,480                2,851
  5.75%, 7/1/13 (AMBAC Insured)
  (Escrowed to Maturity)                             1,520                1,748
  Greater Baltimore Medical Center
  5.00%, 7/1/25                                      3,000                2,983
  5.00%, 7/1/34                                     10,080                9,914
  Helix Health
  5.00%, 7/1/27 (AMBAC Insured)
  (Escrowed to Maturity)                             9,545                9,834
  5.125%, 7/1/10 (AMBAC Insured)
  (Escrowed to Maturity)                             2,485                2,774
  5.25%, 8/15/38 (AMBAC Insured)                    14,700               15,361
  Howard County General Hosp.
  5.50%, 7/1/21 (Escrowed to Maturity)               5,000                5,245
  Johns Hopkins Hosp.
  Zero Coupon, 7/1/19                                9,460                4,072
  4.50%, 5/15/35                                     2,000                1,829
  5.00%, 5/15/13                                     1,465                1,563
  5.50%, 5/15/38                                    10,590               11,150
  6.625%, 7/1/08 (Escrowed to Maturity)              1,725                1,949
  Johns Hopkins Medical Institute Parking Fac.
  5.375%, 7/1/20 (AMBAC Insured)                     5,550                5,799
  5.50%, 7/1/26 (AMBAC Insured)                      3,220                3,370
  Johns Hopkins Univ.
  5.125%, 7/1/20                                     6,660                6,911
  5.25%, 7/1/15                                      3,500                3,775
  5.25%, 7/1/16                                      9,540               10,228
  5.25%, 7/1/17                                      3,100                3,305
  6.00%, 7/1/07                                      1,065                1,225
  6.00%, 7/1/39 (Prerefunded 7/1/09!)               18,645               21,952
  TECP, 1.40%, 9/9/02                                6,733                6,733
  Kennedy Kreiger, 5.125%, 7/1/22                    2,000                1,943
  Loyola College
  5.00%, 10/1/39                                     1,650                1,606
  5.375%, 10/1/26 (MBIA Insured)                     5,820                6,013
  Maryland General Hosp.
  6.20%, 7/1/24 (MBIA Insured)                       4,000                4,328
  Maryland Institute College of Art
  5.50%, 6/1/32                                      5,550                5,592
  5.625%, 6/1/36                                     3,345                3,392
  Mercy Medical Center
  5.625%, 7/1/31                                    22,185               22,329
  5.75%, 7/1/26 (FSA Insured)                        1,500                1,591
  6.50%, 7/1/13 (FSA Insured)                        2,155                2,598
  North Arundel Hosp.
  6.50%, 7/1/26                                      1,700                1,826
  6.50%, 7/1/31                                      4,420                4,735
  Univ. of Maryland Medical System
  6.00%, 7/1/22                                      3,000                3,162
  6.00%, 7/1/32                                      7,000                7,311
  6.625%, 7/1/20                                     6,165                6,771
  6.75%, 7/1/30                                     15,535               16,972
  7.00%, 7/1/22 (FGIC Insured)                       2,070                2,658
Maryland IDA
  American Center For Physics Headquarters Fac.
  5.00%, 12/15/12                                    1,600                1,754
  5.25%, 12/15/13                                      865                  959
  5.25%, 12/15/14                                      910                1,000
  5.25%, 12/15/15                                    1,280                1,394
  6.25%, 1/1/07 (Prerefunded 1/1/03!)                5,770                5,948
  6.375%, 1/1/12 (Prerefunded 1/1/03!)               5,900                6,117
  6.625%, 1/1/17 (Prerefunded 1/1/03!)               4,250                4,409
  Bon Secours Health
  5.929%, 8/26/22 (FSA Insured)                     15,000               16,810
  Holy Cross Health, 5.60%, 12/1/09                  2,780                3,149
  National Aquarium in Baltimore,
  5.50%, 11/1/17                                     1,430                1,555
Maryland National Capital Park Planning Commission
  8.25%, 10/1/11 (Prerefunded 10/1/02!)              1,890                1,939
Maryland Stadium Auth.
  Baltimore Convention Center Expansion
  5.875%, 12/15/11 (AMBAC Insured)                   2,025                2,255
  Sports Fac., VRDN (Currently 1.50%) (triangle)     5,725                5,725
Maryland Transportation Auth.
  Zero Coupon, 7/1/07 (FGIC Insured)                 8,500                7,322
  Zero Coupon, 7/1/08 (FGIC Insured)                 2,000                1,635
  Zero Coupon, 7/1/09 (FGIC Insured)                10,410                8,070
  5.75%, 7/1/15                                      2,000                2,006
  6.80%, 7/1/16 (Escrowed to Maturity)              20,695               24,947
  Baltimore-Washington Int'l. Airport
  5.25%, 3/1/11 (AMBAC Insured) (triangle)           6,475                7,107
  5.25%, 3/1/13 (AMBAC Insured) (triangle)           7,180                7,855
  5.25%, 3/1/14 (AMBAC Insured) (triangle)           6,375                6,907
  5.25%, 3/1/20 (AMBAC Insured)                      4,500                4,785
  5.25%, 3/1/21 (AMBAC Insured)                      4,735                4,993
  5.50%, 3/1/16 (AMBAC Insured) (triangle)           8,540                9,292
  5.50%, 3/1/19 (AMBAC Insured) (triangle)           8,170                8,732
  6.25%, 7/1/14 (FGIC Insured) (triangle)            3,305                3,606
Maryland Water Quality Fin. Admin.
  Zero Coupon, 9/1/02                                1,185                1,185
  Zero Coupon, 9/1/07                                1,125                  961
  6.00%, 9/1/15                                      1,600                1,722
Montgomery County, GO
  5.00%, 2/1/18                                      7,000                7,392
  5.00%, 2/1/19                                      7,000                7,341
  5.00%, 2/1/20                                      4,000                4,161
  5.00%, 2/1/21                                      2,350                2,425
  5.25%, 10/1/13                                     2,750                3,092
  5.25%, 10/1/19                                     5,710                6,126
  5.375%, 5/1/09                                     2,850                3,171
  5.375%, 5/1/10                                     2,700                2,976
  5.375%, 5/1/16                                     4,000                4,293
  5.50%, 1/1/14 (Prerefunded 1/1/10!)                5,760                6,576
  5.50%, 4/1/14 (Prerefunded 4/1/06!)                2,500                2,820
  6.00%, 1/1/20 (Prerefunded 1/1/10!)                6,500                7,630
  6.125%, 10/1/13
  (Prerefunded 10/1/04!)                             2,500                2,780
  6.125%, 10/1/14
  (Prerefunded 10/1/04!)                             3,150                3,503
Montgomery County Revenue Auth.
  Golf Course Fac., 6.125%, 10/1/22                  2,260                2,286
Montgomery County Economic Dev.
  Trinity Health Credit Group
  5.25%, 12/1/31                                       775                  789
  5.50%, 12/1/16                                     2,450                2,666
Montgomery County Housing Opportunities Commission
  GO, 6.90%, 7/1/19                                  2,000                2,008
  Multi-Family
  6.10%, 7/1/30                                      4,620                4,951
  6.25%, 7/1/25                                      5,500                5,784
  7.50%, 7/1/24 (Prerefunded 7/1/04!)                3,000                3,350
  Single Family
  5.75%, 7/1/13                                      1,635                1,752
  5.90%, 7/1/17                                      1,305                1,338
  6.00%, 7/1/17                                      3,485                3,583
  6.50%, 7/1/11                                      2,050                2,116
  6.65%, 7/1/16                                      1,775                1,869
Montgomery County PCR, Potomac Electric
  5.375%, 2/15/24                                    4,110                4,169
Morgan State Univ., Academic Fees and Auxiliary Fac.
  6.05%, 7/1/15 (MBIA Insured)                       1,100                1,322
Northeast Maryland Waste Disposal Auth.
  IDRB, Waste Management,
  5.00%, 1/1/12 (triangle)                           6,545                6,294
  Montgomery County Resources
  6.00%, 7/1/08 (triangle)                          10,000               11,269
  6.20%, 7/1/10 (triangle)                           8,025                8,447
  6.30%, 7/1/16 (triangle)                           7,760                8,127
  6.30%, 7/1/16 (MBIA Insured) (triangle)           17,735               18,665
Prince Georges County, GO
  Consolidated Public Improvement
  5.125%, 10/1/11                                    2,000                2,235
  5.25%, 12/1/19 (FGIC Insured)                      2,720                2,918
  5.50%, 5/15/13 (FSA Insured)                       1,900                2,175
Prince Georges County Hosp., Dimensions Health
  5.375%, 7/1/14                                     2,685                1,409
Prince Georges County Housing Auth.
  6.15%, 8/1/19 (triangle)                             460                  489
  6.20%, 2/1/32 (triangle)                             610                  652
  Multi-Family
  6.35%, 7/20/20 (GNMA Guaranteed)                   2,200                2,255
  6.70%, 6/20/20 (GNMA Guaranteed)                   1,500                1,581
  6.80%, 7/1/25 (MBIA Insured)                       2,600                2,655
Prince Georges County IDA, Upper Marlboro Justice Center
  5.25%, 6/30/19 (MBIA Insured)                      1,500                1,533
Prince Georges County PCR
  Potomac Electric
  5.75%, 3/15/10                                     7,750                8,875
  6.375%, 1/15/23                                    7,175                7,364
Queen Annes County, GO
  School & Public Fac.
  5.25%, 1/15/15 (FGIC Insured)                      2,040                2,217
St. Mary's County, GO
  Consolidated Public Improvement
  5.50%, 10/1/13 (Prerefunded 10/1/09!)              1,680                1,934
  6.00%, 10/1/15 (Prerefunded 10/1/09!)              1,875                2,218
  6.00%, 10/1/16 (Prerefunded 10/1/09!)              1,980                2,342
  6.00%, 10/1/17 (Prerefunded 10/1/09!)              1,095                1,295
  6.00%, 10/1/18 (Prerefunded 10/1/09!)              2,115                2,502
  6.00%, 10/1/19 (Prerefunded 10/1/09!)              2,345                2,774
  St. Marys Hosp., 5.00%, 10/1/18                      520                  552
Univ. of Maryland
  Auxiliary Fac. & Tuition
  5.00%, 4/1/19                                      5,080                5,288
  5.00%, 4/1/20                                      5,330                5,514
  5.00%, 4/1/21                                      5,000                5,137
  5.25%, 10/1/12                                     3,005                3,321
  5.25%, 10/1/13                                     4,770                5,242
  5.375%, 10/1/16                                    3,960                4,294
  5.60%, 4/1/11                                      3,155                3,502
  5.75%, 4/1/17                                      4,400                4,861
  5.75%, 10/1/20                                     6,555                7,191
  6.375%, 4/1/09 (Prerefunded 10/1/02!)              2,100                2,151
  6.50%, 4/1/12 (Prerefunded 10/1/02!)                 440                  451
Washington Suburban Sanitary Dist., GO
  5.00%, 6/1/10                                      3,000                3,212
  5.00%, 6/1/14                                      1,000                1,038
  5.00%, 6/1/15                                      2,900                3,092
  5.00%, 6/1/16                                        500                  529
  5.00%, 6/1/17                                        500                  526
  5.25%, 6/1/18                                      1,060                1,129
  5.25%, 6/1/19                                      1,120                1,185
  6.625%, 6/1/18 (Prerefunded 6/1/04!)               3,665                3,984
Total Maryland (Cost  $1,173,651)                                     1,255,945

PUERTO RICO  3.8%
Children's Trust Fund, 6.00%, 7/1/26                 2,500                2,637
Puerto Rico, GO
  5.375%, 7/1/21 (MBIA Insured)                      3,000                3,146
  5.50%, 7/1/14 (FGIC Insured)                       4,000                4,635
  5.50%, 7/1/22 (FGIC Insured)                       1,000                1,115
  6.25%, 7/1/12 (MBIA Insured)                       1,750                2,122
Puerto Rico Highway & Transportation Auth.
  5.50%, 7/1/15 (FSA Insured)                        5,000                5,780
  5.50%, 7/1/18                                      2,000                2,106
  5.875%, 7/1/21 (MBIA Insured)                      3,020                3,381
Puerto Rico Infrastructure Fin. Auth.
  5.375%, 10/1/24                                    5,000                5,285
  5.50%, 10/1/40 (Escrowed to Maturity)              9,720               10,362
Puerto Rico Municipal Fin. Agency, GO
  6.00%, 7/1/12 (FSA Insured)                        5,000                5,977
  6.00%, 7/1/14 (FSA Insured)
  (Prerefunded 7/1/04!)                              3,060                3,354
Total Puerto Rico (Cost  $45,735)                                        49,900

                                                                Value
                                                            In Thousands
Total Investments in Securities
99.0% of Net Assets (Cost $1,219,386)                      $1,305,845

Other Assets Less Liabilities                                  13,723

NET ASSETS                                                 $1,319,568
                                                           ----------

Net Assets Consist of:
Undistributed net investment income (loss)                 $    1,216
Undistributed net realized gain (loss)                          1,353
Net unrealized gain (loss)                                     86,459
Paid-in-capital applicable to 121,957,137
no par value shares of beneficial interest
outstanding; unlimited number of shares authorized          1,230,540

NET ASSETS                                                 $1,319,568
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.82
                                                           ----------


   (triangle)        Interest subject to alternative minimum tax
   !                 Used in determining portfolio maturity
   ACA               American Capital Access Financial Guaranty Corp.
   AMBAC             Ambac Assurance Corp.
   CDA               Community Development Administration
   COP               Certificates of Participation
   DOT               Department of Transportation
   FGIC              Financial Guaranty Insurance Company
   FSA               Financial Security Assurance Inc.
   GNMA              Government National Mortgage Association
   GO                General Obligation
   HHEFA             Health & Higher Educational Facility Authority
   IDA               Industrial Development Authority/Agency
   IDRB              Industrial Development Revenue Bond
   MBIA              MBIA Insurance Corp.
   PCR               Pollution Control Revenue
   TECP              Tax-Exempt Commercial Paper
   VRDN              Variable-Rate Demand Note




T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Operations

In thousands                      Money Fund     Short-Term            Bond Fund
                                                 Bond Fund

xxx                               6 Months        6 Months             6 Months
xxx                               Ended              Ended                Ended
xxx                               8/31/02          8/31/02              8/31/02

Investment Income (Loss)
Interest income                   $    409     $     2,990      $        32,636
Expenses
  Investment management                 68              362               2,649
  Custody and accounting                42               45                  88
  Shareholder servicing                 16               47                 293
  Legal and audit                        7                7                   8
  Prospectus and shareholder
  reports                                3                4                  24
  Trustees                               3                3                   6
  Registration                           1                4                   2
  Proxy and annual meeting             --                 1                   8
  Miscellaneous                          2                2                   3
  Total expenses                       142              475               3,081
  Expenses paid indirectly              (1)              (1)                 (3)
  Net expenses                         141              474               3,078
Net investment income (loss)           268            2,516              29,558

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities                              --              18                2,361
Futures                                 --              --                 (689)
Net realized gain (loss)                --              18                1,672
Change in net unrealized
gain (loss)
Securities                              --             706               20,496
Futures                                 --              --                  (27)
Change in net unrealized
gain (loss)                             --             706               20,469
Net realized and unrealized
  gain (loss)                           --              724              22,141

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS            $268     $         3,240      $        51,699




The accompanying notes are an integral part of these financial statements.




T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets

In thousands        Money Fund           Short-Term            Bond Fund
                                          Bond Fund

               6 Months   3/30/01    6 Months   Year       6 Months   Year
               Ended      Through    Ended      Ended      Ended      Ended
               8/31/02    2/28/02    8/31/02    2/28/02    8/31/02    2/28/02

Increase (Decrease)
in Net Assets
Operations
  Net investment
  income (loss)$    268   $    500   $  2,516   $  4,583   $ 29,558   $ 56,825
  Net realized
  gain (loss)      --         --           18        272      1,672      7,785
  Change in net
  unrealized
  gain (loss)      --         --          706      1,955     20,469      9,626
  Increase (decrease)
  in net assets from
  operations        268        500      3,240      6,810     51,699     74,236
Distributions to
shareholders
  Net investment
  income           (268)      (500)    (2,516)    (4,583)   (29,429)   (56,548)

Capital share transactions *
  Shares sold    40,860     61,700     53,341     67,571    116,288    205,608
  Distributions
  reinvested        260        486      2,122      3,884     20,772     39,763
  Shares
  redeemed      (26,128)   (18,895)   (22,554)   (33,014)   (69,064)  (144,212)
  Increase (decrease)
  in net assetsfrom
  capital share
  transactions   14,992     43,291     32,909     38,441     67,996    101,159

Net Assets
Increase (decrease)
during period    14,992     43,291     33,633     40,668     90,266    118,847
Beginning of
period           43,291       --      158,145    117,477   1,229,302  1,110,455

End of period   $58,283    $43,291   $191,778   $158,145  $1,319,568 $1,229,302
                -------    -------   --------   --------  ---------- ----------

*Share information
  Shares sold    40,860     61,700     10,165     12,928     10,959     19,479
  Distributions
  reinvested        260        486        404        743      1,956      3,768
  Shares
  redeemed      (26,128)   (18,895)    (4,300)    (6,320)    (6,528)   (13,681)
  Increase (decrease)
  in shares
  outstanding    14,992     43,291      6,269      7,351      6,387      9,566



The accompanying notes are an integral part of these financial statements.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2002

Notes to Financial Statements


Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The Maryland Tax-Free Money Fund (the Money Fund), the Maryland Short-Term Bond Fund (the Short-Term Bond Fund), and the Maryland Tax-Free Bond Fund (the Bond Fund) are three portfolios established by the trust and commenced operations on March 30, 2001, January 29, 1993, and March 31, 1987, respectively. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes. The Short-Term Bond Fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value. The Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade, Maryland municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the period ended August 31, 2002, credits totaled $1,000 for the Money Fund, $1,000 for the Short-Term Bond Fund, and $3,000 for the Bond Fund.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.


Note 2 - Investment Transactions

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2002, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended August 31, 2002, were as follows:

                                                                     Short-Term
                                                 Bond Fund            Bond Fund

Purchases                                  $    61,586,000      $   189,872,000
Sales                                           26,623,000          151,655,000


Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to share-holders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

Each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the funds' most recent tax year-end, the Short-Term Bond Fund had $90,000 of unused capital loss carryforwards available to offset future realized gains, of which $90,000 expire in 2009.

At August 31, 2002, the cost of investments for federal income tax purposes was $57,982,000 for the Money Fund, $185,728,000 for the Short-Term Bond Fund, and $1,218,297,000 for the Bond Fund. For the Money Fund, amortized cost is equivalent to value; and for the Short-Term Bond Fund and the Bond Fund, net unrealized gain (loss) was as follows:

                                                Short-Term
                                                 Bond Fund            Bond Fund

Unrealized appreciation                    $     4,435,000      $    89,374,000
Unrealized depreciation                                  -           (1,826,000)
Net unrealized appreciation
(depreciation)                             $     4,435,000      $    87,548,000


Note 4 - Related Party Transactions

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee is equal to 0.10% of the fund's average daily net assets. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $14,000 for the Money Fund, $67,000 for the Short-Term Bond and $468,000 for the Bond Fund.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through February 28, 2005, the Money Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $40,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 2002. At August 31, 2002, unaccrued fees in the amount of $133,000 remain subject to reimbursement by the Money Fund through February 28, 2005.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Short-Term Bond Fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2005 the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.60%. At August 31, 2002, there were no unaccrued fees subject to future reimbursement.

In addition, each fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled approximately $44,000 for the Money Fund, $65,000 for the Short-Term Bond Fund, and $240,000 for the Bond Fund, for the six months ended August 31, 2002, of which $8,000, $13,000, and $52,000, respectively, were payable at period-end.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------


About the Funds' Trustees and Officers

Your funds are governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the funds' officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Trustees

Name
(Date of Birth)
Year Elected*                       Principal Occupation(s) During Past 5 Years
                                    and Other Directorships of Public Companies
Calvin W. Burnett, Ph.D.
(3/16/32)
1993                                President, Coppin State College; Director,
                                    Provident Bank of Maryland
Anthony W. Deering
(1/28/45)
1986                                Director, Chairman of the Board, President,
                                    and Chief Executive Officer, The Rouse
                                    Company, real estate developers
Donald W. Dick, Jr.
(1/27/43)
2001                                Principal, EuroCapital Advisors, LLC, an
                                    acquisition and management advisory firm
David K. Fagin
(4/9/38)
2001                                Director, Dayton Mining Corp. (6/98 to
                                    present), Golden Star Resources Ltd., and
                                    Canyon Resources Corp. (5/00 to present);
                                    Chairman and President, Nye Corp.
F. Pierce Linaweaver
(8/22/34)
1986                                President, F. Pierce Linaweaver &
                                    Associates, Inc., consulting environmental and civil engineers
Hanne M. Merriman
(11/16/41)
2001                                Retail Business Consultant; Director, Ann
                                    Taylor Stores Corp., Ameren Corp., Finlay
                                    Enterprises, Inc., The Rouse Company, and
                                    US Airways Group, Inc.
John G. Schreiber
(10/21/46)
1992                                Owner/President, Centaur Capital Partners,
                                    Inc., a real estate investment company;
                                    Senior Advisor and Partner, Blackstone
                                    Real Estate Advisors, L.P.; Director, AMLI
                                    Residential Properties Trust, Host Marriott
                                    Corp., and The Rouse Company
Hubert D. Vos
(8/2/33)
2001                                Owner/President, Stonington Capital Corp.,
                                    a private investment company
Paul M. Wythes
(6/23/33)
2001                                Founding Partner, Sutter Hill Ventures, a
                                    venture capital limited partnership,
                                    providing equity capital to young
                                    high-technology companies throughout the
                                    United States; Director, Teltone Corp.


*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Maryland Tax-Free Funds
--------------------------------------------------------------------------------

Inside Trustees

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]                Principal Occupation(s) During Past 5 Years
                                    and Other Directorships of Public Companies
William T. Reynolds
(5/26/48)
1991
[37]                                Director and Vice President, T. Rowe Price
                                    and T. Rowe Price Group, Inc.; Director,
                                    T. Rowe Price Global Asset Management
                                    Limited; Chairman of the Board, State
                                    Tax-Free Income Trust

James S. Riepe
(6/25/43)
1986
[98]                                Director and Vice President, T. Rowe Price;
                                    Vice Chairman of the Board, Director, and
                                    Vice President, T. Rowe Price Group, Inc.;
                                    Chairman of the Board and Director, T. Rowe
                                    Price Global Asset Management Limited,
                                    T. Rowe Price Investment Services, Inc.,
                                    T. Rowe Price Retirement Plan Services,
                                    Inc., and T. Rowe Price Services, Inc.;
                                    Chairman of the Board, Director, President, and Trust Officer, T. Rowe
                                    Price Trust Company; Director, T. Rowe
                                    Price International, Inc., and T. Rowe Price
                                    Global Investment Services Limited Employee,
                                    T. Rowe Price


M. David Testa
(4/22/44)
1997
[98] Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
                                    T. Rowe Price Group, Inc.; Chief Investment
                                    Officer, Director, and Vice President,
                                    T. Rowe Price; Director, T. Rowe Price
                                    Global Asset Management Limited, T. Rowe
                                    Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Vice President and Director, T. Rowe Price
                                    Trust Company

*Each inside trustee serves until the election of a successor.
Officers



Officers

Name (Date of Birth)
Title and Fund(s) Served           Principal Occupation(s)

Jeremy N. Baker, CFA (2/27/68)
Vice President,
State Tax-Free Income Trust        Assistant Vice President, T. Rowe Price

Linda A. Brisson (7/8/59)
Vice President,
State Tax-Free Income Trust        Vice President, T. Rowe Price and
                                   T. Rowe Price Group, Inc.

Steven G. Brooks, CFA (8/5/54)
Vice President,
State Tax-Free Income Trust       Vice President, T. Rowe Price and
                                  T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)
Treasurer,
State Tax-Free Income Trust       Vice President, T. Rowe Price, T. Rowe
                                  Price Group, Inc., and T. Rowe Price
                                  Investment Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



Jonathan M. Chirunga (2/2/66)
Vice President,
State Tax-Free Income Trust       Assistant Vice President, T. Rowe Price

Maria H. Condez (4/3/62)
Assistant Vice President,         Employee, T. Rowe Price
Income Trust

G. Richard Dent (11/14/60)
Vice President,
State Tax-Free Income Trust       Vice President, T. Rowe Price and
                                  T. Rowe Price Group, Inc.

Charles B. Hill (9/22/61)
Vice President,
State Tax-Free Income Trust       Vice President, T. Rowe Price and
                                  T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)
Vice President,
State Tax-Free Income Trust       Director and Vice President, T. Rowe
                                  Price Group, Inc.; Vice President,
                                  T. Rowe Price, T. Rowe Price
                                  International, Inc., and T. Rowe Price
                                  Retirement Plan Services, Inc.; Vice
                                  President and Director, T. Rowe Price
                                  Investment Services, Inc., T. Rowe
                                  Price Services, Inc., and T. Rowe
                                  Price Trust Company

T. Dylan Jones (2/7/71)
Assistant Vice President,
State Tax-Free
Income Trust                      Employee, T. Rowe Price

Marcy M. Lash (1/30/63)
Vice President,
State Tax-Free Income Trust       Vice President, T. Rowe Price; formerly
                                  Assistant Vice President, Underwriting,
                                  Connie Lee Insurance Company (to 1998)


Alan D. Levenson (7/17/58)
Vice President,
State Tax-Free Income Trust        Vice President, T. Rowe Price and T. Rowe
                                   Price Group, Inc.; formerly Senior
                                   Vice President and Director of Research,
                                   Aubrey G. Lanston & Company, Inc. (to 1998)

Patricia B. Lippert (1/12/53)
Secretary,
State Tax-Free Income Trust        Assistant Vice President, T. Rowe Price
                                   and T. Rowe Price Investment Services,
                                   Inc.

Joseph K. Lynagh, CFA (6/9/58)
Executive Vice President,
State Tax-Free
Income Trust                       Vice President, T. Rowe Price and T. Rowe
                                   Price Group, Inc.

Konstantine B. Mallas (5/26/63)
Vice President,
State Tax-Free Income Trust        Vice President, T. Rowe Price and T. Rowe
                                   Price Group, Inc.

James M. McDonald (9/29/49)
Vice President,
State Tax-Free Income Trust        Vice President, T. Rowe Price, T. Rowe
                                   Price Group, Inc., and T. Rowe Price
                                   Trust Company

Hugh D. McGuirk (7/6/60)
Vice President,
State Tax-Free Income Trust        Vice President, T. Rowe Price and T. Rowe
                                   Price Group, Inc.

David S. Middleton (1/18/56)
Controller,
State Tax-Free Income Trust        Vice President, T. Rowe Price, T. Rowe
                                   Price Group, Inc., and T. Rowe Price
                                   Trust Company

Mary J. Miller (7/19/55)
President,
State Tax-Free Income Trust        Vice President, T. Rowe Price and T. Rowe
                                   Price Group, Inc.

Timothy G. Taylor (9/15/75)
Assistant Vice President,
State Tax-Free
Income Trust                       Employee, T. Rowe Price

Edward A. Wiese, CFA (4/12/59)
Vice President,
State Tax-Free Income Trust       Vice President, T. Rowe Price, T. Rowe
                                  Price Group, Inc., and T. Rowe Price
                                  Trust Company; Director, Vice President, and Chief Investment Officer, T. Rowe
                                  Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.




T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES
Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------


Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.
The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.
T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.




T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------


Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

Margins and Options Trading for qualified investors.

Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

*    $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. Rowe Price Mutual Funds

STOCK FUNDS
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate U.S. Treasury Long-Term Domestic Tax-Free California Tax-Free Bond Florida Intermediate Tax-Free Georgia Tax-Free Bond Maryland Short-Term Tax-Free Bond Maryland Tax-Free Bond New Jersey Tax-Free Bond New York Tax-Free Bond Summit Municipal Income Summit Municipal Intermediate Tax-Free High Yield Tax-Free Income Tax-Free Intermediate Bond Tax-Free Short-Intermediate Virginia Tax-Free Bond

MONEY MARKET FUNDS!!
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

C12-051  8/31/02